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                                                                   EXHIBIT 10.54

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                      SECOND AMENDMENT TO PARTNER AGREEMENT

         THIS IS AN AMENDMENT (THE "AMENDMENT NO.2") OF THE FIRST VIRTUAL COMMUNICATIONS PARTNER AGREEMENT (the "AGREEMENT"), made and entered into as of the 1st day of April 2002 and amended as of the 31st day of July 2002, by and between FIRST VIRTUAL COMMUNICATIONS, INC. ("FVC"), a Delaware corporation with its principal place of business at 3200 Bridge Parkway, Suite 202, Redwood City, CA 94065, USA; and NET ONE SYSTEMS CO., LTD. ("NET ONE"), a Japanese corporation with its principal place of business at Sphere Tower Tennoz, 2-8, Higashi Shinagawa 2-Chome, Shinagawa-Ku, Tokyo 140-8621, Japan.

         In consideration of the mutual covenants and agreement contained herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. This Amendment No.2 becomes effective as of the 30th day of September 2003 ("Amendment No.2 Effective Date").

         2. The following language in Section 3.0 of the Agreement is hereby amended and replaced with the following:

                  TERM. This Agreement shall commence on the Effective Date, and shall continue for a five (5) year period unless otherwise terminated earlier as provided in Section 13 (the "TERM"). Upon completion of the first and third years of the Term of this Agreement, the parties may re-evaluate the terms of this Agreement, in light of the relationship between the parties, and if the parties mutually agree to any changes to such terms and conditions, the parties shall execute a written amendment hereto.

         3. The following sentence in Section 5.1 of the Agreement is hereby deleted:

                  Partner may also be eligible to receive marketing co-op funds, in accordance with the guidelines set forth in Exhibit F.

         4. The following language in Section 6.1 of the Agreement is hereby amended and replaced with the following:

                  PURCHASE TARGETS. Partner agrees to sell and support the complete line of FVC's rich media web conferencing products and services. Partner will use commercially reasonable efforts to meet the purchase targets set forth in Exhibit A.

         5. Exhibit A (Sales Commitment and Discounts) of the Agreement is hereby amended and replaced with Exhibit A (Sales Targets and Discounts) attached to this Amendment No.2.

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         6.       Exhibit F (Terms of Inventory for Equity Exchange) attached to this Amendment No.2 shall be added and incorporated to the Agreement in its entirety.

         7. Except as expressly amended in the foregoing Sections 2, 3, 4, 5, 6 and 7 of this Amendment No.2, the Agreement is hereby confirmed and ratified in all respects.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date above.

FIRST VIRTUAL COMMUNICATIONS, INC.              NET ONE SYSTEMS CO., LTD.


By:  /s/ Truman Cole                            By: /s/ Kazuo Sato
   -------------------------------------           -----------------------------

Name:   Truman Cole                             Name: Kazuo Sato

Title: Vice President/CFO                       Title: President & CEO

Date: October 6, 2003                           Date: October 3, 2003

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                                    EXHIBIT A

                           SALES TARGETS AND DISCOUNTS

Partner will use commercially reasonable efforts to meet the following purchase targets:

Year 3: April 1, 2004 - March 31, 2005 = [***]
Year 4: April 1, 2005 - March 31, 2006 = [***]
Year 5: April 1, 2006 - March 31, 2007 = To be mutually agreed between the parties.

DISCOUNT LEVELS:

FVC offers the following product discounts from its published Book Price at the time of order. From time to time, FVC reserves the right to add new products to this Discount Schedule or to adjust prices relative to market conditions and dynamics.

PRODUCT VOLUME DISCOUNT

SOFTWARE LICENSES, UPGRADES AND OPTIONS              [***]
SOFTWARE SUBSCRIPTION AND SUPPORT                    [***]

DISCOUNT LEVELS [***]:

[***] shall mean [***] to [***] for the [***] and [***] and [***], i.e. [***]
and [***].  On [***] of [***], [***] will [***] with [***] of [***] to [***], such [***] to be [***].

SUPPORT SERVICES

During the Term, Partner shall pay [***] of the post-discount Product price of products purchased during each year of the Term, on a product by-product basis for all products purchased during such year, within thirty (30) days after the beginning date of each succeeding year.

[*] = CONFIDENTIAL TREATMENT REQUESTED
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                                    EXHIBIT F
                     TERMS OF INVENTORY FOR EQUITY EXCHANGE

Notwithstanding the provisions of the Agreement, the following shall apply:

Inventory Return

1. Net One agrees to return a minimum of $1.5 million of its existing FVC product inventory to FVC ("RETURNED INVENTORY") pursuant to the terms of an Equity Investment Agreement as of Amendment No.2 Effective Date. In consideration of the above mentioned product, FVC will issue Net One shares of FVC common stock in the amount to be determined by dividing the value of Returned Inventory by the average closing price of FVC common stock for the thirty (30) days prior to Amendment No.2 Effective Date, as reported on the Nasdaq SmallCap. The FVC issued shares will not be registered shares. FVC shall use its best efforts to register such issued shares to Net One in a prompt and timely manner.

2. Returned Inventory shall be valued at the price of the product and support service originally paid FVC by Net One subject to Exhibit A. Returned inventory may include any Click to Meet software purchased from FVC and up to 37 Compaq servers and up to 37 each of the additional processor boards, memory boards and non-FVC software applications bundled with the servers. All components of Returned Inventory must be returned to FVC by October 3, 2003

     The then-current representative of FVC Japan (Mr. Takayuki Kanda is designated by FVC on Amendment No.2 Effective Date) shall accept such return at Net One's offices in Japan. Net One agrees to provide storage space for Returned Inventory for up to ninety (90) days from Amendment No.2 Effective Date at no charge to FVC. Thereafter Net One may dispose of the remaining FVC products of Returned Inventory at its own expense. If FVC solely determines that the server hardware requires to be returned to its California location, Net One agrees to pay the freight costs of such shipment.

Inventory Exchange

For the balance of Net One's FVC Product inventory not sold by Net One by the time of Amendment No.2 Effective Date, excluding any remaining server hardware, ("REMAINING INVENTORY") Net One may either return or dispose at its own expense such stock as previously outlined for full credit, with such credit applied to new purchases of software licenses and software subscriptions from the current FVC US Price List. Remaining Inventory returns will be valued at the price originally paid by Net One. New products ordered in exchange for Remaining Inventory returned product will be valued at current US list price, reduced by the following discounts:

-  [***]
-  [***]

For the purpose of clarification, FVC shall provide support service for the new products [***] NetOne.

This right of exchange for Remaining Inventory shall terminate on March 31, 2004.

[*]= CONFIDENTIAL TREATMENT REQUESTED